SCHWAB CAPITAL TRUST

Schwab Active Equity Funds
Supplement dated June 4, 2010 to the Summary Prospectuses of the Schwab Large-Cap Growth Fund, Schwab Premier Equity Fund, Schwab Core Equity Fund, Schwab International Core Equity Fund, Schwab Dividend Equity Fund, Schwab Small-Cap Equity Fund, Schwab Hedged Equity Fund, Schwab Financial Services Fund and Schwab Health Care Fund, each dated June 4, 2010.

This supplement provides new and additional information beyond that contained in each Summary Prospectus and should be read in conjunction with each Summary Prospectus.

Charles Schwab Investment Management, Inc. (CSIM) announced Jeffrey Mortimer, Chief Investment Officer of CSIM, Schwab Funds, Laudus Funds, and Schwab ETFs, will leave the firm effective July 2, 2010. Randy Merk, President and Chief Executive Officer of CSIM, will serve as Chief Investment Officer until a replacement is found.

Therefore, effective July 2, 2010, reference to Jeffrey Mortimer in the “Portfolio managers” section of the above referenced Summary Prospectuses is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Please see www.schwabfunds.com/prospectus for the current prospectus.

REG56268-00 (06/10) ©2010 All Rights Reserved

Schwab Funds®	Summary Prospectus June 4, 2010

Schwab Dividend Equity Fund tm

Ticker Symbol: SWDSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.schwabfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus dated February 28, 2010, as supplemented June 4, 2010, and SAI dated February 28, 2010, as amended June 4, 2010, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective
The fund seeks current income and capital appreciation.

Fund fees and expenses
This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	0.62
Distribution (12b-1) fees	None
Other expenses[1]	0.28

Total annual fund operating expenses	0.90
Less expense reduction	(0.01)

Total annual fund operating expenses after expense reduction[2]	0.89

1	Restated to reflect current fees and expenses.
2	The investment adviser and its affiliates have agreed to limit the total annual fund operating expenses (excluding interest, taxes and certain non-routine expenses) of the fund to 0.89% for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

1 year	3 years	5 years	10 years
$91	$284	$493	$1,096

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal investment strategies
Under normal circumstances, the fund invests at least 80% of its net assets in dividend paying common and preferred stocks. The fund seeks to provide current income from dividends that are eligible for the reduced tax rate on qualified dividend income. The fund also seeks to provide capital appreciation.

The fund uses Schwab Equity Ratings® to aid its stock selection. Schwab Equity Ratings represent Schwab’s point-of-view on the 12-month performance outlook for approximately 3,000 of the largest (by market capitalization) stocks, including stocks of certain real estate investment trusts (REITs), of issuers headquartered or incorporated in the U.S. and in certain foreign nations where companies typically locate or incorporate for operational or tax reasons. Stocks are rated using a scale of “A,” “B,” “C,” “D” and “F.” Schwab’s outlook is that “A” rated stocks, on average, will strongly outperform and “F” rated stocks, on average, will strongly underperform the equities market over the next 12 months.

The fund’s initial selection universe typically consists of the 1,500 largest U.S. publicly traded companies in terms of market capitalization. These companies tend to be large- to mid-cap companies. From this list, the fund’s portfolio manager seeks to select stocks that pay dividends and that have been rated “A” or “B” by Schwab Equity Ratings. The fund may purchase “C”-rated stocks for purposes of sector diversification. If a stock held by the fund is downgraded to a rating below “C”, the fund will sell

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the stock unless the portfolio managers believe it is necessary to continue holding the stock for purposes of sector diversification. The portfolio managers will consider the current market environment and any potential negative impact on the fund in determining when to sell a downgraded stock. In addition, the fund may purchase certain stocks that have not received Schwab Equity Ratings to the extent the portfolio managers believe the purchases will help to manage the volatility of the fund’s portfolio or provide potential for capital appreciation. The manager then constructs a diversified portfolio that seeks to provide a dividend yield that exceeds that of the S&P 500 Index while seeking to maintain a lower volatility than that of the Index.

The fund may also invest in other equity investments, including convertible securities, and futures. The fund may invest in derivatives, principally futures contracts, to gain greater market exposure while still keeping a small portion of assets in cash for business operations. By using these instruments, the fund potentially can offset the impact of its performance of keeping some assets in cash. The fund also may lend portfolio securities to earn additional income. Any income realized through securities lending may help fund performance.

The fund may buy and sell portfolio securities actively. If it does, its portfolio turnover rate and transaction costs will rise, which may lower fund performance and may increase the likelihood of capital gain distributions.

For temporary defensive purposes during unusual economic or market conditions or for liquidity purposes, the fund may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and other short-term obligations. When the fund engages in such activities, it may not achieve its investment objective.

Principal Risks
The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Management Risk. The fund’s investment adviser makes investment decisions for the fund using a strategy based largely on historical information. There is no guarantee that a strategy based on historical information will produce the desired results in the future.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Investment Style Risk. The fund primarily invests in dividend paying stocks. As a result, fund performance will correlate directly with the performance of the dividend paying stock segment of the stock market, and the fund may underperform funds that do not limit their investments to dividend paying stocks. If stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be affected.

Large- and Mid-Cap Risk. Both large- and mid-cap stocks tend to go in and out of favor based on market and economic conditions. However, stocks of mid-cap companies tend to be more vulnerable to adverse business or economic events than larger more established companies. During a period when large- and mid-cap U.S. stocks fall behind other types of investments — small-cap stocks, for instance — the fund’s large- and mid-cap holdings could reduce performance.

Convertible Securities Risk. Convertible securities generally are debt obligations that pay income, but which may convert into common or preferred stock under certain circumstances. These investments, which are often issued by smaller or less established companies, are subject to the equity risks described above, but they also are subject to fixed income risks. For example, an issuer may fail to pay interest or dividends, and prices of convertible securities generally will fall when interest rates rise.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately larger impact on the fund.

Securities Lending Risk. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

REITs Risk. The fund’s investments in REITs will be subject to the risks associated with the direct ownership of real estate, including fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. REITs are also subject to certain additional risks, for example, REITs, are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences on the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.

Liquidity Risk. A particular investment may be difficult to purchase or sell. The fund may be unable to sell illiquid securities at an advantageous time or price.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance
The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future

Summary Prospectus June 4, 2010	2 of 4	Schwab Dividend Equity Fund

performance (both before and after taxes) may differ from past performance. For current performance information, please see www.schwabfunds.com/prospectus. On October 7, 2009, the Investor Share class and Select Share class were combined into a single class of shares of the fund, and the fund no longer offers multiple classes of shares. The performance history of the fund is that of the fund’s former Select Shares. Accordingly, the past performance information of the fund’s former Select Shares is shown below.

 Annual total returns (%) as of 12/31

Best quarter: 14.06% Q3 2009     Worst quarter: (17.42%) Q4 2008

 Average annual total returns (%) as of 12/31/09

			Since
			inception
	1 year	5 year	(9/23/03)
Before taxes	17.91%	1.37%	5.76%
After taxes on distributions	17.52%	0.93%	5.12%
After taxes on distributions and sale of shares	12.05%	1.18%	4.83%
Comparative Index (reflects no deduction for expenses or taxes)
S&P 500® Index	26.46%	0.42%	3.66%

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Investment adviser
Charles Schwab Investment Management, Inc.

Portfolio managers
Jeffrey Mortimer, CFA, senior vice president and chief investment officer of the investment adviser, is responsible for the overall management of the fund. He has managed the fund since 2005.

Vivienne Hsu, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. She has managed the fund since 2004.

Larry Mano, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2003.

Paul Alan Davis, CFA, a managing director and portfolio manager of the investment adviser, is responsible for the day-to-day co-management of the fund. He has managed the fund since 2003.

Purchase and sale of fund shares
The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through an account at Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the fund is $100. The fund may waive the minimum initial investment for certain investors.

Tax information
Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries
If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus June 4, 2010	3 of 4	Schwab Dividend Equity Fund

Schwab Funds®

REG54277FLD - 01

Schwab Dividend Equity Fund; Ticker Symbol SWDSX

Summary Prospectus June 4, 2010	4 of 4	Schwab Dividend Equity Fund